EXHIBIT 10.1

AMENDMENT NUMBER FOUR TO LETTER AGREEMENT OF OCTOBER 27th, 2006

Complete Tower Sources, Inc.

715 Vatican Road

Carencro, LA  70520

Attn:  Lori H. Mitchell

Mitchell Site Acq., Inc.

119 Veterinarian Road

Lafayette, LA  70507

Attn:  Matthew B. Mitchell

Re:                               Stock Purchase Agreement (the “CTSI Stock Purchase Agreement”), dated June 20, 2006, by and among Ayin Holding Company Inc. (“Purchaser”), Complete Tower Sources, Inc. (“CTSI”) and Lori H. Mitchell, sole shareholder of CTSI, as amended by that certain Letter Agreement, dated June 20, 2006, by and among Purchaser, Sellers (as such term is defined below), CTSI and Mitchell Site Acq., Inc. (“MSAI”) (the “First Letter Agreement”) and that certain Closing Letter Agreement, dated August 15, 2006, by and among Purchaser, Sellers, CTSI and MSAI (the “Closing Letter Agreement”);

Stock Purchase Agreement (the “MSAI Stock Purchase Agreement”), dated June 20, 2006, by and among Purchaser, MSAI and Matthew B. Mitchell, sole shareholder of MSAI, as amended by the First Letter Agreement and the Closing Letter Agreement;

Goodwill Purchase Agreement, dated August 15, 2006, by and between Purchaser and Matthew B. Mitchell (the “Goodwill Purchase Agreement”);

The Promissory Note dated October 20, 2006 issued by Charys Holding Company, Inc. (the “Parent”) in favor of Lori H. Mitchell in the principal amount of $42,955,852 (the “Promissory Note of October 20, 2006”);

The Promissory Note dated October 20, 2006 issued by Purchaser in favor of Lori H. Mitchell in the principal amount of $14,200,000;

The Promissory Note dated October 20, 2006 issued by Parent in favor of Matthew B. Mitchell in the principal amount of $20,812,500 (the “Closing Promissory Note of October 20, 2006”);

The Promissory Note dated October 20, 2006 issued by Purchaser if favor of Matthew B. Mitchell in the principal amount of $2,700,000;

The Goodwill Purchase Agreement Promissory Note dated October 20, 2006 issued by Purchaser in favor of Matthew B. Mitchell in the principal amount of $2,700,000; and

Letter Agreement, dated October 27, 2006, by and among Purchaser, Parent, CTSI, MSAI and Sellers, as amended November 24, 2006, December 1, 2006 and December 14, 2006 (the “October 27th Letter Amendment”).

The foregoing agreements are herein referred to collectively as the “Purchase Agreements”.

Lori H. Mitchell and Matthew B. Mitchell are herein referred to collectively as the “Sellers”.

The Escrow Agreement, dated November 11, 2006, by and among Purchaser, CTSI and Parent and Whitney National Bank (the “CTSI Escrow Agreement”), and the Escrow Agreement, dated November 11, 2006, by and among Purchaser, MSAI and Parent and Whitney National Bank (the “MSAI Escrow Agreement,” and together with the CTSI Escrow Agreement, collectively, the “Escrow Agreements”), each pertaining to the foregoing, and each as amended by the October 27th Letter Amendment.

The Non-Competition Agreement, dated August 15, 2006, by and among Lori H. Mitchell, CTSI and Purchaser and the Non-Competition Agreement, dated August 15, 2006, by and among Lori H. Mitchell, MSAI and Purchaser (together, the “Lori Mitchell Non-Competition Agreements”).

The Non-Competition Agreement, dated August 15, 2006, by and among Matthew B. Mitchell, MSAI and Purchaser (the “Matthew Mitchell Non-Competition Agreement,” and together with the Lori Mitchell Non-Competition Agreements, collectively, the “Non-Competition Agreements”).

Ladies and Gentlemen:

This letter agreement (this “Letter Agreement”) is being delivered, and is effective as of February 15, 2007, in connection with the Purchase Agreements and sets forth the agreement of the parties on certain matters related to the Purchase Agreements.  Unless specifically amended by (i) this Letter Agreement, (ii) the First Letter Agreement, (iii) the Closing Letter Agreement or (iv) the October 27th Letter Amendment, the Purchase Agreements, the Escrow Agreements and the Non-Competition Agreements remain unchanged and in full force and effect.

Purchaser, Parent, CTSI, MSAI and Sellers, each intending to be legally bound, hereby agree that the October 27th Letter Amendment, the Purchase Agreements and the Non-Competition Agreements are hereby amended as follows:

1.               The “Payment Date” set forth in Section I.1 of the October 27th Letter Amendment is hereby extended to February 21, 2007.

2.               Section II.1.(a) of the October 27th Letter Amendment and the Promissory Note of October 20, 2006 are each hereby amended to provide that the original principal amount due under such note is $33,420,389.81.

3.               Section II.1.(d) of the October 27th Letter Amendment is hereby amended to provide that the payment to satisfy Section 2.05 of the of the CTSI Stock Purchase Agreement is $17,589,134.00.

4.               Section II.1 of the October 27th Letter Amendment regarding payment of the “Sale Price” under the CTSI Stock Purchase Agreement is amended by adding the following subsection (e):

(e)   A Convertible Promissory Note issued by Parent in favor of Lori H. Mitchell in substantially the form attached hereto as Exhibit A in the principal amount of  $5,790,476.19.

5.               Section III.1.(a) of the October 27th Letter Amendment and the Closing Promissory Note of October 20, 2006 are each hereby amended to provide that the original principal amount due under such note is $18,602,976.19.

6.               Section III.1 of the October 27th Letter Amendment regarding payment of the “Sale Price” under the MSAI Stock Purchase Agreement is amended by adding the following subsection (f):

(f)    A Convertible Promissory Note issued by Parent in favor of Matthew B. Mitchell in substantially the form attached hereto as Exhibit A in the principal amount of  $2,209,523.81.

7.               The Non-Competition Agreements are hereby amended to increase the Restricted Period (as defined therein) from two (2) years to five (5) years, and each of the parties thereto shall execute an amendment to the Non-Competition Agreements substantially in the form attached hereto as Exhibit B to reflect such increase in the Restricted Period.

Purchaser, Parent, CTSI, MSAI, Sellers and Whitney National Bank, each intending to be legally bound, hereby agree that the Escrow Agreements are hereby amended as follows:

1.               That the date for the pay off of the CTSI loan obligations to the Whitney National Bank up to the amount of $2,400,000 and for the cancellation of all personal guarantees on the said Whitney National Bank loans and for the cancellation of all personal guarantees on the credit card obligations and Letters of Credit to the Whitney National Bank by CTSI is hereby extended until February 21, 2007.  Furthermore, such pay off and personal guarantee cancellation obligations shall be satisfied by CTSI rather than by the Purchaser.

2.               That the first 2 paragraphs of Section 2(2) of the CTSI Escrow Agreement are hereby amended by deleting such paragraphs in their entirety and replacing them with the following in lieu thereof:

“(2)         To make a deposit to the Escrow Account in the amount of $51,009,523.81 on February 21, 2007 representing (1) payment in the amount of $33,420,389.81 on a promissory note (the remainder of which is to be paid off by delivery of a  convertible promissory note in the amount of $5,790,476.19), which said payment is due February 21, 2007 to Lori H. Mitchell and (2) payment due to Complete Tower Sources, Inc. in the amount of $17,589,134.00  to satisfy the obligations set forth in the Letter Agreement of October 27, 2006 between the parties (collectively, the “December Obligations”).  The payment of the December Obligations will be paid by wire transfer in the sum $33,420,389.81 and $17,589,134.00 into this escrow account according to the wire instructions entered below.  All monies to be wired into this escrow account will be to the following address:

Bank:  Whitney National Bank

Address:  228 St. Charles Ave. 2nd Floor New Orleans, LA.  70130

ABA # [XXXXXXX]

Account # [XXXXXXXXX]

Whitney Trust

Further Credit:  WNB TRUST A/C #[XXXXXXXX] (Complete Tower & Ayin Holding Escrow)

In the event the obligations of Ayin Holding Company, Inc. due under Sections (1) and (2) of this Escrow Agreement are met, the Escrow Agent shall (1) endorse Stock

Certificate No. 2 and deliver the certificate over to Ayin Holding Company, Inc. and (2) shall disburse the funds received on February 21, 2007 as follows:

(1)   To Lori H. Mitchell — $33,420,389.81

(2)   To Complete Tower Sources, Inc. — $17,589,134.00

3.               That the first two paragraphs of Section 2(1) of the MSAI Escrow Agreement are hereby amended by deleting such paragraphs in their entirety and replacing them with the following in lieu thereof:

“(2)         To make a deposit to the Escrow Account in the amount of $19,390,476.19 on February 21, 2007 representing (1) payment in the amount of  $18,602,976.19 on a promissory note (the remainder of which is to be paid off by delivery of a convertible promissory note in the amount of  $2,209,523.81), which said payment is due February 21, 2007 to Matthew B. Mitchell and (2) payment due to Mitchell Site Acq., Inc. in the amount of $787,500.00 to satisfy the obligations set forth in the Letter Agreement of October 27, 2006 between the parties (collectively, the “December Obligations”).  The payment of the December Obligations will be paid by wire transfer in the sum $18,602,976.19 and $787,500.00 into this escrow account according to the wire instructions entered below.  All monies to be wired into this escrow account will be to the following address:

Bank:  Whitney National Bank

Address:  228 St. Charles Ave. 2nd Floor New Orleans, LA.  70130

ABA # [XXXXXX]

Account # [XXXXXXX]

Whitney Trust

Further Credit:  WNB TRUST A/C #[XXXXXXX] (Mitchell Site & Ayin Holding Escrow)

In the event the obligations of Ayin Holding Company, Inc. due under Sections (1) of this Escrow Agreement are met, the Escrow Agent shall (1) endorse Stock Certificate No. 2 and deliver the certificate over to Ayin Holding Company, Inc. and (2) shall disburse the funds received on February 21, 2007 as follows:

(1)   To Matthew B. Mitchell — $18,602,976.19

(2)   To Mitchell Site Acq., Inc. — $787,500.00

This Letter Agreement may be executed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.  Additionally, this Letter Agreement may be executed and delivered by facsimile transmission.

Signatures on Next Page

Sincerely,

AYIN HOLDING COMPANY, INC.
as Purchaser

		By:	/s/ Jimmy Taylor
Jimmy Taylor, President

CHARYS HOLDING COMPANY, INC.
as Parent

		By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr., Chief Executive Officer

Agreed and Accepted this 15th day of February, 2007:

COMPLETE TOWER SOURCES, INC.			CTSI SELLER:

By:	/s/ Lori H. Mitchell		/s/ Lori H. Mitchell
Name: Lori H. Mitchell			Lori H. Mitchell
Title: President

MITCHELL SITE ACQ., INC.			MSAI SELLER:

By:	/s/Matthew B. Mitchell		/s/ Matthew B. Mitchell
Name: Matthew B. Mitchell			Matthew B. Mitchell
Title: President

Whitney National Bank, Escrow Agent under each of the Escrow Agreements, hereby acknowledges receipt of a copy of this Letter Agreement and hereby accepts the terms and conditions set out herein.

Dated this 15th day of February, 2007.

WHITNEY NATIONAL BANK

	By:	/s/ Timothy C. Brennan
Authorized Officer